UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2008

Visicu, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51865 (Commission file number)	52-2107238 (I.R.S. Employer Identification No.)

217 East Redwood Street, Suite 1900
Baltimore, Maryland 21202-3315
(Address of principal executive offices, including zip code)
(410) 276-1960
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01 Other Events
Visicu, Inc. (“Visicu” or the “Company”) today announced that its stockholders have approved a proposal to adopt the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 18, 2007, by and among Visicu, Philips Holding USA Inc. (“Philips”) and Ice Merger Sub, Inc. (“Merger Sub”). Under the terms of the Merger Agreement the Company will be acquired by Philips, a global leader in healthcare, lighting and consumer lifestyle. If the merger is completed, each share of Visicu common stock outstanding immediately prior to the effective time of the merger (other than shares owned by Visicu, Philips or Merger Sub or any direct or indirect wholly-owned subsidiary of Philips, which will be cancelled, or by holders properly perfecting appraisal rights under Delaware law) will be converted at the effective time of the merger into the right to receive $12.00 in cash, without interest and less any applicable withholding taxes.
The closing of the merger is contingent upon the satisfaction of certain conditions set forth in the Merger Agreement. The Company intends to continue to seek to satisfy its conditions to closing the merger and expects that the merger will close on or about February 20, 2008.
Forward-Looking Statements
This Form 8-K contains forward-looking statements that are made pursuant to the Securities Exchange Act of 1934, as amended. These forward-looking statements involve a number of risks and uncertainties. Investors are cautioned that statements in this release that are not strictly historical statements constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in the forward-looking statements. The words “may,” “could,” “would,” “should,” “outlook,” “positions us,” “guidance,” “expects,” “estimates,” “intends,” “plans,” “projects,” “anticipates,” “believes,” “predicts,” “potential” or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. For example, the statement that the Company intends to continue to seek to satisfy its conditions to closing the merger and expects that the merger will close on or about February 20, 2008 is a forward-looking statement.
You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that could cause results to differ materially from current expectations include, but are not limited to: market acceptance of our principal product offering and any new product releases; the price, performance and reliability of our products and services; our ability to attract and retain new customers and renewal rates of our existing customers; unanticipated delays or problems in releasing new products and services; financial and budget constraints of hospitals, changes in our pricing practices or our competitors’ pricing practices and changes in the healthcare industry; the introduction or availability of competing products or services and other competitive factors; and changes in the government regulation of our products and services.
Additional discussion of these and other factors affecting the Company’s business is contained in the Company's periodic filings with the Securities Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISICU, INC.
Date: February 14, 2008	By:	/s/ Frank T. Sample
Frank T. Sample
Chairman of the Board and Chief Executive Officer